UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   July 26, 2006

CommunitySouth Bancshares, Inc.
(Exact name of registrant
as specified in its charter)

South Carolina	000-51896	20-0934786
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

6650 Calhoun Memorial Parkway, Easley, South Carolina  29640
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (864) 306-2540

Not Applicable
(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:  This Form 8-K/Amendment has been filed to properly notate that the press release dated July 19, 2006 should have been filed under Item 8.01 – Other Events. No other changes have been made to the Form 8-K.

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01   OTHER EVENTS

On July 19, 2006, CommunitySouth Bancshares, Inc., holding company for CommunitySouth Bank and Trust, issued a press release announcing that CommunitySouth Bancshares, Inc. (OTCBB: CBSO) has been ranked America’s top performing de novo bank for profitability performance, according to data supplied by SNL Financial, the leading financial information provider for the financial services industry. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.   Financial Statements and Exhibits

        (c)         Exhibits

        Exhibit No.       Exhibit
        99.1                   Press Release dated July 19, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITYSOUTH BANCSHARES, INC. By: /s/ John W. Hobbs
Name: John W. Hobbs
Title: Chief Financial Officer

Dated: July 26, 2006

EXHIBIT INDEX

Exhibit Number          Description

99.1         Press Release dtaed July 19, 2006.

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